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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 January 9, 2002



                           AXCELIS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                        000-30941                      34-1818596
 (State or other jurisdiction of      (Commission file number)     (IRS employer identification
  incorporation or organization)                                              number)

                              55 Cherry Hill Drive
                          Beverly, Massachusetts 01915
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (978) 787-4000

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Item 5.    Other Events

         On January 15, 2002, Axcelis Technologies, Inc. sold $125 million in aggregate principal amount of 4 1/4% convertible subordinated notes due 2007 (the "Notes") in a private placement under SEC Rule 144A, pursuant to a purchase agreement executed on January 9, 2002. The amount sold includes $25 million of Notes issued upon the exercise of an option granted by Axcelis to the initial purchasers. The Notes are convertible into Axcelis common stock at an initial conversion price of $20.00 per share, subject to adjustments in certain circumstances. The Notes will mature in five years and will not be callable for the first three years.

         The preceding description of the Notes is qualified in its entirety by reference to the indenture dated as of January 15, 2002 pursuant to which the Notes were issued, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference. Axcelis agreed in a registration rights agreement with the initial purchasers (a copy of which is filed as Exhibit 4.2 hereto and is incorporated herein by reference) to file a registration statement for the resale of the Notes and the shares of common stock issuable upon conversion of the Notes. Axcelis and its officers and directors also agreed with the initial purchasers not to enter into certain arrangements for the sale of shares of its common stock for 90 days, and Axcelis agreed to indemnify the initial purchasers against certain liabilities in connection with the offering.

         Axcelis intends to use the proceeds from the sale of the Notes for working capital and general corporate purposes.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits:

         4.1 Indenture between Axcelis and State Street Bank and Trust Company, as Trustee, including the form of note, dated as of January 15, 2002. Filed herewith.

         4.2 Registration Rights Agreement by and among Axcelis, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and SG Cowen Securities Corporation, dated as of January 15, 2002. Filed herewith.

         99.1     Press release dated January 9, 2002. Filed herewith.

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AXCELIS TECHNOLOGIES, INC.

Dated: January 15, 2002            By: /s/ Cornelius F. Moses, III
                                      ----------------------------------------
                                      Cornelius F. Moses, III
                                      Executive Vice President and
                                      Chief Financial Officer

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                                  EXHIBIT INDEX

    Exhibit
     No.         Description
    -------      -----------

    4.1 Indenture between Axcelis and State Street Bank and Trust Company, as Trustee, including the form of note, dated as of January 15, 2002. Filed herewith.

    4.2 Registration Rights Agreement by and among Axcelis, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and SG Cowen Securities Corporation, dated as of January 15, 2002. Filed herewith.

    99.1         Press release dated January 9, 2002. Filed herewith.